SCHWAB INVESTMENTS

Schwab® Intermediate-Term Bond Fund

(the Fund)

Supplement dated December 14, 2018 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

At a meeting held on December 11, 2018, the Board of Trustees of Schwab Investments (the Trust) approved the liquidation of, and the related Plan of Liquidation for, the Fund.

Accordingly, effective at market close on December 17, 2018 (the Closing Date), the Fund is closed to new investors. Additional investment by existing qualified retirement plans may continue through the Liquidation Date, as defined below. Effective as of the Closing Date, shareholders of other funds in the Schwab Fund Complex are not permitted to exchange any of their shares for shares of the Fund. All existing investors may continue to make additional investments and receive dividends and/or distributions in the form of additional shares of the Fund through the Liquidation Date.

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about February 26, 2019 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Additionally, the Fund anticipates making a distribution of any net income and realized capital gains of the Fund prior to or on the Liquidation Date, which may be taxable to Fund shareholders.

As soon as practicable after the Closing Date, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment strategies and policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment strategies and policies during the period between the Closing Date and the Liquidation Date.

Effective December 14, 2018 through the Liquidation Date, the Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., may constitute a sale that may result in gain or loss for federal income tax purposes). Exchanges for shares of another Schwab Fund will also be treated as a sale for federal income tax purposes. Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

A copy of the Fund’s Prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG104929-00 (12/18)

00219941